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                                                        EX-10.6

                       ANHEUSER-BUSCH COMPANIES, INC.
            NON-EMPLOYEE DIRECTOR ELECTIVE STOCK ACQUISITION PLAN
            -----------------------------------------------------



   1.   Definitions
        -----------
        (a) "Advisory Director" - any person designated as an advisory member of the Board who is not an employee of the Company or of any Subsidiary.

        (b)  "Annual Meeting" - the Company's annual meeting of
Stockholders in any year.

        (c)  "Board" - the Board of Directors of the Company.

        (d) "Change of Control Date" - the earliest date on which any of the following occurs:

             (i) Any person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 as amended ("Act")) of more than 50% of the Company's then outstanding voting securities (measured on the basis of voting power);

             (ii) The stockholders of the Company approve a definitive agreement to merge or consolidate the Company with any other entity, other than an agreement providing for (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities;

             (iii) A change occurs in the composition of the Board of Directors of the Company during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or
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             (iv) The stockholders of the Company approve a plan
of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

             For purposes of this Section, "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company stock.

        (e)  "Company" - Anheuser-Busch Companies, Inc.

        (f)  "Director Shares" - Shares granted pursuant to
Section 6.

        (g) "Issue Date" - (i) with respect to each person who continues to be a Non-Employee Director as of December 31 in any year, the "Issue Date" shall be the first business day of the following calendar year, and (ii) with respect to each person who is newly elected or appointed as a Non-Employee Director, the "Issue Date" in the calendar year of appointment shall be the first business day following the date of such election or appointment.

        (h) "Non-Employee Director" - any duly elected or appointed member of the Board who is not an employee of the Company or of any Subsidiary and any Advisory Director.

        (i)  "Plan" - the Anheuser-Busch Companies, Inc.
Non-Employee Director Elective Stock Acquisition Plan.

        (j) "Retainer" - the annual retainer fee (exclusive of fees for attending meetings of the Board or committees thereof, fees for meetings dispensed with, committee chairmanship fees and any other fees as in effect from time to time) which becomes payable to a Non-Employee Director for the following calendar year.

        (k) "Secretary" - the duly elected Secretary of the Company.

        (l)  "Share" - a share of the Company's Common Stock
which was reacquired by the Company and is held in treasury.
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                         - 3 -

        (m)  "Subsidiary" - an entity of which the Company
(directly or through one or more Subsidiaries) is the beneficial owner of more than 50% of the entity's outstanding voting securities (measured on the basis of voting power).


   2.   Administration
        --------------
        The Plan shall be administered by the Secretary who shall have the authority to construe and interpret the Plan, and to establish or adopt rules, regulations and forms relating to the administration of the Plan. The Secretary shall have no authority to add to, delete from or modify the terms of the Plan, as the Plan shall be nondiscretionary as to the eligibility of participants and the timing and amounts of the grants. Neither the Secretary nor any member of the Board shall be liable for any act or determination made in good faith.


   3.   Purpose
        -------
        The Plan is intended to assist in attracting, retaining and motivating Non-Employee Directors of outstanding ability and to promote identification of their interests with those of the stockholders of the Company.


   4.   Eligibility
        -----------
        Subject to Section 12, all Non-Employee Directors shall be eligible.


   5.   Shares Subject to the Plan
        --------------------------
        The maximum number of Shares that may be issued under the Plan is 50,000.


   6.   Director Shares
        ---------------
        (a) On or prior to the last day of the calendar year each year until no Shares remain available under the Plan, each person who is then a Non-Employee Director may make an election to receive up to 100% of his or her Retainer in Shares in lieu of cash. The election shall be in writing on a form prescribed by the Company, shall specify the percentage of the Retainer to be paid in Shares, and shall be irrevocable. Notwithstanding the foregoing, any Advisory Director whose term in such position is scheduled to expire at the next Annual Meeting may make the election under this Section 6(a) only with respect to the portion of the Retainer which is payable for the period ending on the
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date of such Annual Meeting.  Any Non-Employee Director who is newly elected or appointed as such may make the election under this Section 6(a) upon the date of his or her election or appointment as a Non-Employee Director with respect to the portion of the Retainer which is payable for the remainder of the calendar year.

        (b) The percentage of the Retainer to be paid in Shares shall not be paid in cash, but in lieu thereof shall be paid by the transfer of such Shares to such Non-Employee Director. On each Issue Date, each Non-Employee Director who has elected to receive a percentage of the Retainer in Shares pursuant to the terms of this section shall automatically and without necessity of any action by the Company, be entitled to receive Shares for such percentage of the Retainer pursuant to the terms and conditions of the Plan. For purposes of the Plan, the number of Shares shall be determined by dividing (A) the amount of the Retainer to be paid in Shares by (B) the mean of the high and low sale prices per share of the Company's Common Stock on the New York Stock Exchange on the Issue Date (provided that, if the Issue Date is not a trading day on the New York Stock Exchange, then on the preceding such trading day), rounding to the nearest whole number. If on any Issue Date the number of Director Shares otherwise issuable to the Non-Employee Directors shall exceed the number of Shares then remaining available under the Plan, the available Shares shall be allocated among the Non-Employee Directors in proportion to the number of Shares they would otherwise be entitled to receive, and the remainder of the Retainer shall be payable in cash.


   7.   Capital Adjustments
        -------------------
        The maximum number of Shares subject to the Plan pursuant to Section 5 shall be proportionately adjusted to reflect any dividend or other distribution on the Company's outstanding Common Stock payable in shares of the Company's Common Stock or any split or consolidation of the outstanding shares of the Company's Common Stock. If the Company's outstanding Common Stock shall, in whole or in part, be changed into or exchangeable for a different class or classes of securities of the Corporation or securities of another corporation, whether through recapitalization, merger, consolidation, reorganization or otherwise, then (subject to the powers of the Board to amend the Plan in whole or in part as provided in Section 14(a)) the Director Shares which each Non-Employee Director is entitled to receive on any Issue Date pursuant to Section 6 shall thereafter be paid in the class, or proportionately in the classes, of securities into which the outstanding shares of the Company's Common Stock shall have been converted or for which they are exchangeable, and the maximum amount of securities issuable under the Plan under Section 5 shall be the number of securities into or for which such number of Shares would be changed or exchangeable.
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   8.   Rights as a Stockholder
        -----------------------
        Prior to the Issue Date, the Non-Employee Director shall have no rights as a Stockholder with respect to Director Shares to be issued for the Retainer.


   9.   Vesting
        -------
        Director Shares shall be fully vested on the Issue Date notwithstanding any subsequent cessation of the status of the participant as a Non-Employee Director prior to the completion of the year of service for which the Retainer was payable.


   10.  Issuance of Certificates, Payment of Cash Retainers and
        -------------------------------------------------------
        Withholding
        -----------
        (a) As promptly as practicable following each Issue Date, the Company shall issue stock certificates registered in the name of each Non-Employee Director entitled to receive the Director Shares representing the number of Director Shares determined pursuant to Section 6, and shall deliver such certificates to the Non-Employee Director or his or her beneficiary.

        (b)  The portion of the Retainer not paid in Director
Shares shall be payable in cash pursuant to the policies of the Company as in effect from time to time.

        (c) The Company may make such provisions as it may deem appropriate for the withholding of any federal, state or local taxes which the Company determines it is required to withhold.

   11.  Relationship to Other Compensation Plans
        ----------------------------------------
        To the extent Non-Employee Directors elect to receive
Director Shares under the Plan, they shall not be permitted to defer the receipt thereof under any existing deferred compensation plans or any other such plan which the Board may adopt from time to time.


   12.  Legal Restrictions on Participation
        -----------------------------------
        Notwithstanding any provision herein to the contrary, in the event that in the opinion of legal counsel to the Company it may be unlawful or create any regulatory issue for the Company for any Non-Employee Director (due to his or her affiliation or association with any other company or business, or other reason) to own Shares, then such Non-Employee Director may not participate in the Plan.

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                         - 6 -

   13.  Compliance with the Securities Act of 1933
        ------------------------------------------
        The Company has no obligation to register the Director Shares under the Securities Act of 1933. Each recipient of Director Shares by accepting such Shares acknowledges that he or she is acquiring the Shares for investment and not with a view to distribution and in addition to any other restriction on transfer provided hereunder, the Director Shares may not be transferred except pursuant to the requirements of Rule 144 including the holding period thereunder, other available exemption from registration, or an effective registration statement.


   14.  Miscellaneous
        -------------
        (a) The Board may amend this Plan at any time provided, however, that (i) any amendment shall not affect the rights of participants or beneficiaries to Director Shares which have been transferred to them, (ii) the Plan may not be amended more than once in every six months or otherwise to the extent that such amendment would have the effect of disqualifying the participants from administering any other stock plan of the Company for purposes of complying with the terms of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule), and
(iii) on or following the Change of Control Date, the Plan may not be amended to affect the rights of any participants.

        (b) No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. The rights or interests under the Plan are not subject to the claims of creditors provided, however, that the Company may apply any Director Shares held in its custody or withhold the transfer thereof, to satisfy, in whole or in part, any indebtedness of a participant to the Company.

        (c) Construction of the Plan shall be governed by the laws of Delaware.

        (d) The terms of the Plan shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of all parties in interest.

        (e) The headings have been inserted for convenience only and shall not affect the meaning or interpretation of the Plan.

        (f) Each participant shall submit to the Secretary, his or her current mailing address. It shall be the duty of each participant to notify the Secretary of any change of address. In the absence of such notice, the Secretary shall be entitled for all purposes to rely on the last address of the participant in the Company's records.
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        (g)  Any Director Shares to be delivered to or for the
benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed delivered when delivered to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such delivery shall fully discharge the Company and the Board with respect thereto.

        (h) Nothing in this Plan or any amendment thereto shall give a participant, or any beneficiary of a participant, a right not specifically provided therein. Nothing in this Plan or any amendment thereto shall be construed as giving a participant the right to be retained as a member of the Board or otherwise in service to the Company.

        (i)  The Plan shall become effective commencing January
1, 1996.

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